                                                                               .
                                                                               .
                                                                               .
                                                                      EXHIBIT 21

                   CENTRAL PARKING CORPORATION & SUBSIDIARIES
                                   ENTITY LIST

           STATE/COUNTRY
         OF INCORPORATION                     COMPANY NAME
         ----------------    -----------------------------------------------
1               AL           CENTRAL PARKING SYSTEM OF ALABAMA, INC.
2               AR           CENTRAL PARKING SYSTEM OF ARKANSAS, INC.
3               AZ           UNIVERSAL PARKING, INC. (AZ)
4               CA           UNIVERSAL PARKING, INC. - CA
5               DC           CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
6               DE           ALLRIGHT CORPORATION
7               DE           ALLRIGHT PARKING MANAGEMENT, INC.
8               DE           APARKCO FINANCE, INC.
9               DE           APARKCO, INC.
10              DE           CENTRAL PARKING FINANCE TRUST
11              DE           CPS FINANCE, INC.
12              DE           KINNEY PARKING, INC.
13              DE           KINNEY SYSTEM, INC.
14              IL           SPRINGFIELD DOWNTOWN PARKING, INC.
15              IN           CENTRAL PARKING SYSTEM OF INDIANA, INC.
16              MI           NATIONAL GARAGES, INCORPORATED
17              MO           ALLRIGHT CARPARK, INC.
18              NE           CENTRAL PARKING SYSTEM OF NEBRASKA, INC.
19              NJ           CENTRAL PARKING SYSTEM OF NEW JERSEY, INC.
20              NV           CENTRAL PARKING SYSTEM OF NEVADA, INC.
21              NV           UNIVERSAL PARK HOLDINGS, INC.
22              NY           ALLRIGHT NEW YORK PARKING, INC.
23              NY           BLACK ANGUS, LLC
24              NY           KINNEY - 9TH STREET, INC.
25              NY           KINNEY - CIVIC CENTER, INC.
26              NY           KINNEY OF BROOKLYN, INC.
27              NY           KINNEY PARKING OF THE BRONX, INC.
28              NY           KINNEY PARKING SYSTEM, INC.
29              NY           KINNEY SYSTEM EASTSIDE PARKING, INC.
30              NY           KINNEY SYSTEM MANAGEMENT, INC.
31              NY           KINNEY WEST 83RD ST., INC.
32              NY           SLATE PARKING CORP.
33              NY           STOP - PARK GARAGE CORP.
34              TN           CENTRAL PARKING SYSTEM - AIRPORT SERVICES, INC.
35              TN           CENTRAL PARKING SYSTEM OF ASIA, INC.
36              TN           CENTRAL PARKING SYSTEM OF CONNECTICUT, INC.
37              TN           CENTRAL PARKING SYSTEM OF FLORIDA, INC.
38              TN           CENTRAL PARKING SYSTEM OF GEORGIA, INC.
39              TN           CENTRAL PARKING SYSTEM OF KENTUCKY, INC.
40              TN           CENTRAL PARKING SYSTEM OF LOUISIANA, INC.
41              TN           CENTRAL PARKING SYSTEM OF MARYLAND, INC.
42              TN           CENTRAL PARKING SYSTEM OF MISSISSIPPI, INC.
43              TN           CENTRAL PARKING SYSTEM OF MISSOURI, INC.
44              TN           CENTRAL PARKING SYSTEM OF NEW YORK, INC.
45              TN           CENTRAL PARKING SYSTEM OF NORTH CAROLINA, INC.
46              TN           CENTRAL PARKING SYSTEM OF OHIO, INC.
47              TN           CENTRAL PARKING SYSTEM OF OKLAHOMA, INC.
48              TN           CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC.
49              TN           CENTRAL PARKING SYSTEM OF PUERTO RICO, INC.
50              TN           CENTRAL PARKING SYSTEM OF RHODE ISLAND, INC.
51              TN           CENTRAL PARKING SYSTEM OF SOUTH CAROLINA, INC.
52              TN           CENTRAL PARKING SYSTEM OF TENNESSEE, INC.
53              TN           CENTRAL PARKING SYSTEM OF WASHINGTON, INC.
54              TN           CENTRAL PARKING SYSTEM OF WISCONSIN, INC.
55              TN           CENTRAL PARKING SYSTEM REALTY OF MISSOURI, INC.
56              TN           CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC.
57              TN           CENTRAL PARKING SYSTEM, INC.
58              TN           CPS OF THE NORTHEAST, INC.
59              TN           PARKING FACILITY SYSTEM, INC.
60              TN           USA PARKING SYSTEM, INC.
61              TN           USA TRANSPORTATION SERVICES, INC.
62              TX           CENTRAL PARKING SYSTEM OF TEXAS, INC.
63            BAHAMAS        USA PARKING SYSTEM OF THE BAHAMAS, INC.
64            BRAZIL         CENTRAL PARKING SYSTEM BRASIL, LIMITADA

65       BRITISH COLUMBIA    ALLRIGHT PARK VANCOUVER, LTD.
66       BRITISH COLUMBIA    LEXIS SYSTEMS, INC.
67       BRITISH COLUMBIA    UNIVERSAL PARK HOLDINGS, INC.
68       BRITISH COLUMBIA    UNIVERSAL PARKING, INC.
69            CANADA         157166 CANADA, INC.
70            CANADA         811462 ONTARIO, INC.
71            CANADA         ALLRIGHT AUTO PARKS CANADA, LTD.
72            CANADA         IDEAL PARKING, INC.
73            CANADA         STERLING PARKING, LTD.
74             CHILE         ESTACIONAMIENTOS CENTRAL PARKING SYSTEM CHILE LIMTADA
75             CHILE         INVERSIONES CENTRAL PARKING SYSTEM LIMITADA
76           COLOMBIA        CENTRAL PARKING SYSTEM COLOMBIA, LIMITADA
77        CZECH REPUBLIC     CENTRAL PARKING SYSTEM OF THE CZECH REPUBLIC, SRO
78      DOMINICAN REPUBLIC   CPS PARKING, S.A.
79      DOMINICAN REPUBLIC   CPS PARKING SERVICES, S.A.
80            GERMANY        CENTRAL PARKING SYSTEM DEUTSCHLAND, GMBH
81            GREECE         CENTRAL PARKING SYSTEM ATHENS, A.E.
82            GREECE         CENTRAL PARKING SYSTEM HELLAS, E.P.E.
83            HUNGARY        CENTRAL PARKING SYSTEM KFT
84            IRELAND        CENTRAL PARKING SYSTEM IRELAND, LTD.
85            IRELAND        CONTROL PLUS LIMITED
86            MEXICO         CENTRAL PARKING SYSTEM OF MEXICO, SA De CV
87            MEXICO         SERVICIOS CORPORATIVOS PARA ESTACIONAMIENTOS, SA De CV
88             PERU          CENTRAL PARKING SYSTEM OF PERU, S.A.
89            POLAND         CENTRAL PARKING SYSTEM POLAND, LTD
90            POLAND         CENTRAL PARKING SYSTEM WROCLAW SP ZOO
91          PUERTO RICO      USA PARKING SYSTEM OF PUERTO RICO, INC.
92             SPAIN         CENTRAL PARKING SYSTEM ESPANA, S.A.
93             SPAIN         CENTRAL PARKING SYSTEM MADRID, S.A.
94          SWITZERLAND      CENTRAL PARKING SYSTEM OF SWITZERLAND, AG
95              UK           CENTRAL PARKING SYSTEM BIRMINGHAM, LTD.
96              UK           CENTRAL PARKING SYSTEM LUTON, LTD.
97              UK           CENTRAL PARKING SYSTEM OF THE U.K., LTD
98              UK           CENTRAL PARKING TRANSPORTATION MANAGEMENT, LTD
99              UK           CONTROL PLUS PARKING SYSTEM OF UK, LTD.
100             UK           PARK AND FLY (HEATHROW), LTD
101          VENEZUELA       CENTRAL PARKING SYSTEM OF VENEZUELA, S.A.

                                       2